Prudential Investment Portfolios, Inc. 15

Prudential High Yield Fund

Supplement dated March 5, 2014 to the Currently Effective Prospectus and Statement of Additional Information

Effective immediately, Robert Cignarella, CFA and Daniel Thorogood, CFA join Paul Appleby, CFA, Michael J. Collins, CFA, Terence Wheat, CFA, Robert Spano, CFA, Ryan Kelly, CFA and Brian Clapp, CFA as portfolio managers for the Fund. To reflect these changes, the Fund’s Prospectus and Statement of Additional Information (“SAI”) are hereby changed as follows:

I.	In the section of the Prospectus entitled Fund Summary—Management of the Fund, the following is hereby added to the table found in this section:
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Prudential Investment Management, Inc.	Robert Cignarella, CFA	Managing Director	March 2014
		Daniel Thorogood, CFA	Vice President	March 2014

II.	In the section of the Prospectus entitled How the Fund is Managed—Portfolio Managers, the following professional biographies for Mr. Cignarella and Mr. Thorogood are hereby added:
III.	Robert Cignarella, CFA, is a Managing Director and co-Head of Prudential Fixed Income's Leveraged Finance Team, which includes the US and European High Yield Bond and Bank Loan sector teams. Previously, Mr. Cignarella was a managing director and co-head of high yield and bank loans at Goldman Sachs Asset Management, also held positions as high yield portfolio manager and high yield and investment grade credit analyst. Earlier, he was a financial analyst in the investment banking division of Salomon Brothers. Mr. Cignarella received an MBA from the University of Chicago, and a bachelor’s degree in operations research, and industrial engineering from Cornell University. He holds the Chartered Financial Analyst (CFA) designation.

Daniel Thorogood, CFA, is Vice President for Prudential Fixed Income’s High Yield Team, responsible for portfolio strategy and managing high yield bond allocations in multi-sector portfolios. Prior to joining the High Yield Team, Mr. Thorogood was a member of Prudential Fixed Income’s Quantitative Research and Risk Management Group. Mr. Thorogood was the head of a team of portfolio analysts who support the firm's credit-related strategies, including investment grade corporate, high yield corporate, and emerging market debt sectors. The team was primarily responsible for performing detailed portfolio analysis relative to benchmarks, monitoring portfolio risk exposures, and analyzing performance through proprietary return attribution models. Prior to joining the Quantitative Research and Risk Management Group in 1996, Mr. Thorogood was Associate Manager in Prudential Fixed Income's Trade Support and Operations Unit. He received a BS in Finance from Florida State University and an MBA in Finance from Rutgers University. Mr. Thorogood holds the Chartered Financial Analyst (CFA) designation.

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IV.	In the section of the SAI entitled Management & Advisory Arrangements/Additional Information About the Portfolio Managers – Other Accounts and Ownership of Fund Securities, the following is hereby added to the table:

Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investment Management, Inc.	Robert Cignarella, CFA	0/$0	0/$0	0/$0	None
	Daniel Thorogood, CFA	0/$0	0/$0	0/$0	None

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